Schedule A
 to
Participation Agreement
Between
Transamerica Series Trust
and
Transamerica Life Insurance Company
Transamerica Financial Life Insurance Company
Monumental Life Insurance Company
Western Reserve Life Assurance Co. Of Ohio
Dated
May 1, 2013

ACCOUNTS, CONTRACTS, FUNDS
EFFECTIVE AS OF OCTOBER 31, 2013

Name of Account
AES Private Placement VA Separate Account
Mutual Fund Account
PFL Corporate Account One
Retirement Builder Variable Annuity Account
Separate Account Fund B
Separate Account Fund C
Separate Account VA-2L
Separate Account VA-2LNY
Separate Account VA-6
Separate Account VA-6NY
Separate Account VA-7
Separate Account VA-8
Separate Account VA AA
Separate Account VA B
Separate Account VA BNY
Separate Account VA CC
Separate Account VA FF
Separate Account VA HH
Separate Account VA Q
Separate Account VA QNY
Separate Account VA QQ
Separate Account VA U
Separate Account VA V
Separate Account VL
Separate Account VL A
Separate Account VUL-1 of Transamerica Life Insurance Company
Separate Account VUL-2 of Transamerica Life Insurance Company
Separate Account VUL-3 of Transamerica Life Insurance Company
Separate Account VUL-4 of Transamerica Life Insurance Company
Separate Account VUL-5 of Transamerica Life Insurance Company
Separate Account VUL-6 of Transamerica Life Insurance Company
Separate Account VUL-A
TA PPVUL 1
TFLIC Separate Account C
TFLIC Series Annuity Account
TFLIC Series Life Account
TFLIC Separate Account VNY
Transamerica Corporate Separate Account Sixteen
Transamerica Occidental Separate Account Two
WRL Series Annuity Account
WRL Series Annuity Account B
WRL Series Life Account
WRL Series Life Account G

Name of Contract
Advantage SE
Advantage V
Advantage VI
Advantage X
Advisor’s EdgeSM NY Variable Annuity
Advisor’s Edge Select Private Placement
Advisor’s Edge SelectSM Variable Annuity
Advisor’s EdgeSM Variable Annuity
Advisor’s EdgeSM Variable Annuity (NY)
Dreyfus/Transamerica Triple Advantage® Variable Annuity
Dreyfus/Transamerica Triple Advantage® Variable Annuity (NY)
DWS Personal Pension Variable Annuity
DWS Personal Pension Variable Annuity (NY)
Estate Enhancer Variable Life
Fund B
Fund C
Huntington Allstar Select
Immediate Income BuilderSM II
Income EliteSM Variable Annuity
Income EliteSM Variable Annuity (NY)
Inheritance Builder Plus
Janus Annuity Variable Annuity
Legacy Builder Plus
MEMBERS® ExtraSM Variable Annuity
MEMBERS® FreedomSM Variable Annuity
MEMBERS® LandmarkSM Variable Annuity
MEMBERS® LibertySM Variable Annuity
MEMBERS® Variable Annuity Series
Partners Variable Annuity Series
Portfolio SelectSM Variable Annuity
Premier Asset Builder Variable Annuity
Prism Variable Annuity (A &B Units)
Privilege Select Variable Annuity
Retirement Income Builder – BAI Variable Annuity
Retirement Income Builder IISM Variable Annuity
Retirement Income BuilderSM Variable Annuity
SecurePathSM Variable Annuity
SecurePathSM NY Variable Annuity
TFLIC Financial Freedom Builder
TFLIC Freedom Elite Builder
TFLIC Freedom Elite Builder II
TFLIC Freedom Premier Variable Annuity
TFLIC Freedom Wealth Protector
The Atlas Portfolio Builder Variable Annuity
The Equity Protector
The One® Income AnnuitySM
TransAccumulator® VUL
TransAccumulator® VUL II
Transamerica Access Variable Annuity
Transamerica Advisor EliteSM II
Transamerica Advisor EliteSM Variable Annuity
Transamerica Advisor EliteSM  Variable Annuity (NY)
Transamerica AxiomSM II
Transamerica AxiomSM Variable Annuity
Transamerica AxiomSM NY Variable Annuity
Transamerica Bounty® Variable Annuity
Transamerica Catalyst® Variable Annuity
Transamerica Classic® Variable Annuity
Transamerica Classic® Variable Annuity (NY)
Transamerica Elite
Transamerica ExtraSM Variable Annuity
Transamerica FreedomSM Variable Annuity
Transamerica Income EliteSM II
Transamerica LandmarkSM Variable Annuity
Transamerica LandmarkSM NY Variable Annuity
Transamerica LibertySM Variable Annuity
Transamerica LibertySM NY Variable Annuity
Transamerica Lineage®
Transamerica Opportunity Builder Variable Annuity
Transamerica Preferred Advantage Variable Annuity
Transamerica PrincipiumSM III
Transamerica PrincipiumSM II Variable Annuity
Transamerica PrincipiumSM II Variable Annuity (NY)
Transamerica PrincipiumSM Variable Annuity
Transamerica Retirement Income PlusSM
Transamerica SecurePathSM for Life Product
Transamerica Traditions Variable Annuity
Transamerica Tribute®
Transamerica Variable Annuity Series
Transamerica Variable Annuity Series (NY)
Transamerica Variable Annuity O-Share
Transamerica Variable Annuity O-Share (NY)
TransEquity®
TransEquity® II
TransMark Optimum Choice® Variable Annuity
TransSurvivorSM VUL
TransUltra® VUL
WRL Evolution
WRL Financial Freedom Builder
WRL ForLife WRL Benefactor
WRL Freedom Access® II
WRL Freedom Access Variable Annuity
WRL Freedom Advisor
WRL Freedom Asset Advisor
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Elite
WRL Freedom Elite Advisor
WRL Freedom Elite Builder and Associate Freedom Elite Builder
WRL Freedom Elite Builder II
WRL Freedom Enhancer® II
WRL Freedom Enhancer Variable Annuity
WRL Freedom Equity Protector
WRL Freedom Multiple
WRL Freedom Premier® II
WRL Freedom Premier III Variable Annuity
WRL Freedom Premier Variable Annuity
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Freedom Wealth Protector
WRL Xcelerator, Xcelerator Focus, Xcelerator Exec

Name of Fund
Transamerica Series Trust – each Portfolio has an Initial Class and a Service Class of Shares except as noted.
Transamerica Aegon Active Asset Allocation – Conservative VP
Transamerica Aegon Active Asset Allocation – Moderate Growth VP
Transamerica Aegon Active Asset Allocation – Moderate VP
Transamerica Aegon High Yield Bond VP
Transamerica Aegon Money Market VP
Transamerica Aegon U.S. Government Securities VP
Transamerica AllianceBernstein Dynamic Allocation VP
Transamerica Asset Allocation – Conservative VP
Transamerica Asset Allocation – Growth VP
Transamerica Asset Allocation – Moderate VP
Transamerica Asset Allocation – Moderate Growth VP
Transamerica Barrow Hanley Dividend Focused VP
Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Tactical Allocation VP
Transamerica BNP Paribas Large Cap Growth VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica Hanlon Income VP
Transamerica ING Balanced Allocation VP
Transamerica ING Conservative Allocation VP
Transamerica ING Intermediate Bond VP
Transamerica ING Large Cap Growth VP
Transamerica ING Limited Maturity Bond VP
Transamerica ING Mid Cap Opportunities VP
Transamerica ING Moderate Growth Allocation VP
Transamerica International Moderate Growth VP
Transamerica Janus Balanced VP
Transamerica Jennison Growth VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Legg Mason Dynamic Allocation – Balanced VP (Currently not offering Initial Class Shares)
Transamerica Legg Mason Dynamic Allocation – Growth VP (Currently not offering Initial Class Shares)
Transamerica Madison Balanced Allocation VP (Currently not offering Initial Class Shares)
Transamerica Madison Conservative Allocation VP (Currently not offering Initial Class Shares)
Transamerica Madison Diversified Income VP (Currently not offering Initial Class Shares)
Transamerica Market Participation Strategy VP (Currently not offering Initial Class Shares)
Transamerica MFS International Equity VP
Transamerica Morgan Stanley Capital Growth VP
Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Multi-Managed Balanced VP
Transamerica PIMCO Real Return TIPS VP
Transamerica PIMCO Tactical – Balanced VP
Transamerica PIMCO Tactical – Conservative VP
Transamerica PIMCO Tactical – Growth VP
Transamerica PIMCO Total Return VP
Transamerica ProFund UltraBear VP (Currently not offering Initial Class Shares)
Transamerica Systematic Small/Mid Cap Value VP
Transamerica T. Rowe Price Small Cap VP
Transamerica TS&W International Equity VP
Transamerica Vanguard ETF Portfolio – Aggressive Growth VP
Transamerica Vanguard ETF Portfolio - Balanced VP
Transamerica Vanguard ETF Portfolio - Conservative VP
Transamerica Vanguard ETF Portfolio – Growth VP
Transamerica WMC Diversified Growth VP
Transamerica WMC Diversified Growth II VP
Transamerica Multi-Manager Alternative Strategies